Exhibit 2

Deloitte & Touche LLP
Suite 301
Harborside Plaza 10
Jersey City, NJ 07311
USA

Tel: +1 212 937 8200
www.deloitte.com

Morgan Stanley & Co. LLC Morgan Stanley Capital I Inc. Morgan Stanley Mortgage Capital Holdings LLC 1585 Broadway New York, New York 10036

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below relating to certain information relating to a mortgage loan and its mortgaged property contained in a Microsoft Excel® workbook and certain information identified in the column headings “Total Recoveries” and “Expire Date” in the Underwritten Rent Roll (as defined herein and collectively, the “Underwritten Model”) in connection with the proposed offering of certain classes of WEST Trust 2025-ROSE Commercial Mortgage Pass-Through Certificates, Series 2025-ROSE. Morgan Stanley & Co. LLC, Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC (collectively, the “Company”) are responsible for the information provided to us, including the Underwritten Model.

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Underwritten Model. Additionally, Barclays Capital Inc., Barclays Capital Real Estate Inc., Societe Generale Financial Corporation and SG Americas Securities, LLC (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Underwritten Model and communicated differences prior to being provided the final Underwritten Model which was subjected to the procedures described below.

Procedures and Findings

On February 25, 2025, representatives of the Company provided us with the Underwritten Model containing certain information relating to a mortgage loan and its related mortgaged property (collectively, the “Mortgage Asset”).

Member of
Deloitte Touche Tohmatsu Limited

From February 14, 2025 through February 27, 2025, representatives of the Company provided us with certain Source Documents (as defined in the attached Appendix A) related to the Mortgage Asset. We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents.  In addition, we make no representations as to whether the Source Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the Mortgage Asset.

At your request, using assumptions and methodologies provided to us by representatives of the Company, we performed the procedures set forth on the attached Appendix B with respect to the Underwritten Data, and we found no exceptions as a result of the procedures.

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We make no representations as to (i) the existence of the underlying documents or data comprising the Mortgage Asset underlying the Underwritten Model or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, (ii) whether the Source Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the Mortgage Asset, (iii) the existence or ownership of the Mortgage Asset or (iv) the reasonableness of any of the aforementioned assumptions, information or methodologies provided to us by the Company.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the information in the Underwritten Model. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the use and information of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 6, 2025

Appendix A

Source Documents

For purposes of performing the agreed-upon procedures described herein and at your request, we relied upon the following source documents as provided to us by representatives of the Company, with respect to the Mortgage Asset (the “Source Documents”):

Instructions and adjustments provided by the Company (the “Underwriting Instructions and Adjustments”);

Historical rent rolls for the periods ending December 2021, December 2022, December 2023 and December 2024 (collectively, the “Historical Rent Rolls”);

Net rental income & capital expenditures RISE worksheet for the budget 2025 period (the “Budget Worksheet”);

Net rental income & capital expenditures MALL worksheets for the periods ending December 31, 2021, December 31, 2022, December 31, 2023, December 31, 2024 and budget 2025 period (collectively, the “Net Rental Income & Capital Expenditures Worksheet”);

Rent roll base data file as of January 23, 2025 (the “Base Rent Roll”);

Tenant leases, lease abstracts, lease summaries or lease estoppels (collectively, the “Leases”);

The information set forth in the “Rent Roll Date 1/23/25” table of the Underwritten Model (the “Underwritten Rent Roll”); and

The information set forth in the “5) % In Lieu and Overage Rent” worksheet of the Underwritten Model (the “In Lieu and Overage Rent Data”).

Appendix B

Description of the Procedures

1.	Using the information set forth in the Historical Rent Rolls, we recomputed the overall physical occupancy percentage for the Mortgage Asset as of December 31, 2021, December 31, 2022, December 31, 2023 and December 31, 2024. We compared such recomputed information to the corresponding information set forth in the “1) Underwriting” worksheet of the Underwritten Model.
2.	Using the information set forth in the Underwritten Rent Roll, we recomputed the overall physical occupancy percentage of the Mortgage Asset as of January 23, 2025. We compared such recomputed information to the corresponding information set forth in the “1) Underwriting” worksheet of the Underwritten Model in the column titled “MS Underwriting”.

For purposes of our comparisons in procedures 1. and 2., representatives of the Company have instructed us that variances of 0.5% or less are deemed to be “in agreement.”

3.	Using the revenue and expense information set forth in the Net Rental Income & Capital Expenditures Worksheet, we recomputed the (i) effective gross income, (ii) total expenses, (iii) net operating income and (iv) net cash flow for the years ended December 31, 2021, December 31, 2022, December 31, 2023 and December 31, 2024. We compared such recomputed information to the corresponding information, set forth in the “1) Underwriting” worksheet in the Underwritten Model.

At the instruction of representatives of the Company, variances of 3% or less (with an absolute difference not to exceed $10,000) are deemed to be “in agreement.”

4.	Using the information set forth in the Base Rent Roll, we recomputed the projected expense recoveries (January 23, 2025) for each of the top 5 tenants (based on underwritten base rent revenue). We compared such recomputed amounts to the corresponding aggregate amount derived from the information set forth under the column heading “Total Recoveries” in the Underwritten Rent Roll.

At the instruction of representatives of the Company, variances of 10% or less (with an absolute difference not to exceed $10,000) are deemed to be “in agreement.”

5.	Using the information set forth in the column heading “Budget 2025.TOTAL” of the Net Rental Income & Capital Expenditures Worksheet and “Budget 2025.TOTAL” of the Budget Worksheet, we recomputed the aggregate real estate tax and insurance expense, respectively, for the “underwritten period.” We compared such recomputed information to the corresponding information set forth under the column heading “MS Underwriting” in the “1) Underwriting” worksheet of the Underwritten Model.

At the instruction of representatives of the Company, variances of 5% or less (with an absolute difference not to exceed $10,000) are deemed to be “in agreement.”

6.	For those tenants listed in the “Top Tenants Based on UW Base Rent” table of the “Property Charts” worksheet in the Underwritten Model, we compared the corresponding lease expiration date as derived from the column heading “Expire Date” in the Underwritten Rent Roll, to the corresponding information set forth in or derived from the Leases.

At the instruction of representatives of the Company, differences of 90 days or less were deemed to be “in agreement.”

7.	With respect to the information shown under the column heading “MS Underwriting” of the “1) Underwriting” worksheet in the Underwritten Model we:
a.	compared “Base Rent,” “Signed Not Occupied Rent,” “Year-1 Rent Bumps” and “Percentage Rent,” to the corresponding information set forth in or derived from the Underwritten Rent Roll.
b.	compared “Percentage in Lieu Rent” to the corresponding information set forth in or derived from the In Lieu and Overage Rent Data.

c.	compared “Specialty Leasing Income” and “Media Revenue” to the corresponding information set forth in or derived from the column heading “Budget 2025.TOTAL” of the Net Rental Income & Capital Expenditures Worksheet and “Budget 2025.TOTAL” of the Budget Worksheet.
d.	compared “Total Rental Revenue” to the sum of “Base Rent,” “Signed Not Occupied Rent,” “Year-1 Rent Bumps,” “Percentage Rent,” “Percentage in Lieu Rent,” “Specialty Leasing Income” and “Media Revenue.”
e.	compared “SNO CAM/HVAC,” “SNO Real Estate,” and “SNO Utilities” to the corresponding information set forth in or derived from the Underwritten Rent Roll.
f.	compared “CAM Reimbursement” to the corresponding information set forth in or derived from the Underwritten Rent Roll less the “SNO CAM/HVAC.”
g.	compared “Real Estate Tax Reimbursement” to the corresponding information set forth in or derived from the Underwritten Rent Roll less the “SNO Real Estate.”
h.	compared “Utilities Reimbursement” to the corresponding information set forth in or derived from the Underwritten Rent Roll less the “SNO Utilities.”
i.	compared “Total Recoveries” to the sum of “CAM Reimbursement,” “Real Estate Tax Reimbursement,” “Utilities Reimbursement,” “SNO CAM/HVAC,” “SNO Real Estate,” and “SNO Utilities.”
j.	compared “Gross Potential Income” to the sum of “Total Rental Revenue” and “Total Recoveries.”
k.	compared “Collections Adjustment,” “Less: Vacancy,” “Less: Credit Loss” and “Less: Free Rent” to the corresponding information set forth in or derived from the column heading “Budget 2025.TOTAL” of the Net Rental Income & Capital Expenditures Worksheet and the column heading “Budget 2025.TOTAL” of the Budget Worksheet.
l.	recomputed the “Net Rental Income” by subtracting the (i) sum of “Collections Adjustment,” “Less: Vacancy,” “Less: Credit Loss” and “Less: Free Rent” from (ii) “Gross Potential Income.”
m.	compared “Marketing Revenue,” “Storage, Vending, and BD Revenue,” and “Other Income” to the corresponding information set forth in or derived from the column titled “Budget 2025.TOTAL” of the Net Rental Income & Capital Expenditures Worksheet and the column heading “Budget 2025.TOTAL” of the Budget Worksheet.
n.	compared “EFFECTIVE GROSS INCOME” to the sum of “Net Rental Income,” “Marketing Revenue,” “Storage, Vending and BD Revenue,” and “Other Income.”
o.	compared the amount shown for each of the “Expenses” categories (except for “Management Fee”) to the corresponding information set forth in or derived from the column heading “Budget 2025.TOTAL” of the Net Rental Income & Capital Expenditures Worksheet and the column heading “Budget 2025.TOTAL” of the Budget Worksheet.
p.	compared “Management Fee” to the lesser of (a) the product of 3% and “EFFECTIVE GROSS INCOME” and (b) $1,000,000.
q.	compared “TOTAL EXPENSES” to the sum of the amounts in the indicated expense categories.
r.	compared “NET OPERATING INCOME” to “EFFECTIVE GROSS INCOME” less “TOTAL EXPENSES.”
s.	compared “Capital Expenses/Reserves” to the product of $0.25 and the total square footage of the Mortgage Asset (818,241) as set forth in the Underwritten Rent Roll.
t.	compared “Tenant Improvements” and “Leasing Commissions” to the product of $0.50 and the total square footage of the Mortgage Asset (818,241) as set forth in the Underwritten Rent Roll.
u.	compared “Net Cash Flow” to “Net Operating Income” less the sum of “Capital Expenses/Reserves,” “Tenant Improvements” and “Leasing Commissions.”

For purposes of our comparisons in procedures 7.a. through 7.u., representatives of the Company have instructed us that variances of 3% or less (with an absolute difference not to exceed $25,000) are deemed to be “in agreement.”